1 Visian ICL, Fastest Growing Refractive Technology in the World January 2014 NASDAQ : STAA

Forward-Looking Statements

All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; statements regarding new products, including but not limited to, expectations for success of new products in the U.S. or international markets or government approval of new products; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving growth plans; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended December 28, 2012, under the caption "Risk Factors," which is on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings."

These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog as we prepare for our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new products, or to require additional actions before approval; unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, and stock-based compensation expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on October 30, 2013 and also available on our website.

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STAAR SURGICAL

• Two Large Market Opportunities • Sustainable Competitive Advantages • Rapid Cadence of New Products • Increasing IP Position with New Technologies • Strong Balance Sheet Getting Stronger • 2014 Operating Leverage Enhances Profitability 3 Generating Strong Current and Future Growth

Focused on Vision 4 Cataract IOL Refractive ICL 61.2% YTD Q3 Revenue 55% in 2012 32.9% YTD Q3 Revenue 41% 2012 Only Intraocular Lenses Placed within the Eye

STAAR's Pathway to the Future!
How to Look at Our Growth

- Continued ICL Market Penetrations
  - Double Digit Revenue Growth
  - 85% Gross Margin
  - New Products (CentraFLOW, Preloaded, and V6)
- Targeted IOL Profitable Growth
  - Single Digit Revenue Growth
  - 60%+ Gross Margin Target
  - New Products (nanoFLEX Toric and KS-SP)
- Project Comet Benefits begin H2 2014
  - Gross Margin and Tax Benefits


PRESENT
FUTURE

5

STAAR’s Value Driver • $3B Addressable Market • Currently about 2% Market Share & Growing • $32.6M Revenue 9 Month YTD – $80M End Customer Sales Annualized • Sales Growth Rate 24% YTD – 85% Gross Margin – New Product Launches (CentraFLOW & Preloaded) • 10% Share in Focused Markets Yields Nearly $300M of End Customer Sales 6 The Visian® ICL TM

Visian ICL and TICL
Premium Product – Premium Visual Result

- Implantable Collamer® Lens Better Known as the "Implantable Contact Lens"
- Made from a Proprietary Material Called Collamer
- Corrects Myopia (Nearsightedness/Inability to See Far)
- Toric ICL (TICL™) Version Corrects Both Myopia and Astigmatism (Blurred Vision Due to Inability to Focus)*




MYOPIA
Light Ray Focus in Front of Retina
Steep Curved of Cornea
Retina


Visian ICL™

STAAR SURGICAL

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Competitive Landscape Lens Based Segment Changing • STAAR Is the Market Leader – >65% Unit & Dollar Market Share – Only Posterior Lens Approach • Other Players (Anterior Lens) – Abbott - AMO (Not Competitive) – Novartis - Alcon ( Removed from Key Markets ) – Ophtec (Sells on Price) • The Big Guys Are in the WRONG Place! • LASIK is the Real Competition! 8 Source: Data based upon internal estimates and The Global IOL Market Report by Market Scope May 2013.

9 ICL • Small Micro Incision • Adds Lens into the Eye • Permanent but Removable • No Induced Dry Eye • Future Options Preserved LASIK • Incision over 1 Inch - Long • Burns Material Away • Cannot Be Reversed • Potential Dry Eye • May Reduce Future Options Advantages of Visian ICL Over LASIK 8 - 12% Not Candidates for LASIK

Why LASIK Under Pressure? Good Procedure for Some, but Not All • Limitations of LASIK – Contraindications Exclude Approximately 8% to 12%: • Dry Eye • Thin Cornea • Large Pupils • Cornea Disease • High Level of Myopia and/or Astigmatism • When LASIK Patients Reach Cataract Age – “Patients who’ve had LASIK present increased risks and level of difficulty in achieving a good result at time of cataract surgery. These include significant challenges in calculating the correct IOL power to achieve a good visual result.” Dr. Mark Packer, Clinical Associate Professor of Ophthalmology at Oregon Health & Science University * 10 *Testimony at FDA Ophthalmic Device Panel Meeting, April 8, 2013.

Visian ICL with CentraFLOW™ (V4c ICL)

Over 40,000 Successfully Implanted

- CentraFLOW™ Technology Assists the Natural Aqueous Flow within the Eye Utilizing the KS-AquaPORT™
- Eliminates a Procedure and Visit - (LASIK-like)
- **Same Day ICL Surgery now Possible**
- Economics Better for the Surgeon
- 10% Price Premium
- 40,000 Implants Indicate Predictable IOP and Quality Visual Results





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STAAR SURGICAL

Targeted ICL Markets 12 Market 2012 Total Ref. Proc.* 2012 Ref. Proc. ∆ 2012 ICL Proc. ∆ ICL Share Ref. Proc. 2012 ICL Gain 2013 ICL Gain China 830,000 (21%) +37% 1.2% x +32% U.S. 623,700 Flat +2% 1.0% x +13% Japan 254,000 (22%) 102% .9% x +7% Latin Am 227,260 +4% (6%) 1.2% +33% India*** 148,550 +5% +26% 4.2% x +17% S. Korea*** 138,260 (1%) ++/ -- 12.3% x +7% Spain* 132,980 (14%) (29%) 3.5% NA +46% Germany* 125,000 +4% +53% 1.6% x +29% Italy* 110,410 (14%) +78% 0.5% x +43% U.K.* 102,330 (15%) +4% .2% x +22% France* 69,510 (15%) +45% 1.5% x +49% Middle East 61,470 (4%) (3%) 7.6% x +22% *Global Refractive Surgery Market by Market Scope January 2013. **ICL with CentraFLOW available first nine months 2013. ***ICL with CentraFLOW available during Q3 2013 Market Share Gains in 2012 and 2013 YTD Q3

9 Month YTD ICL Results

Unit Growth in Key Markets (Gaining Share Globally)

Q3 YTD Unit Results 2012-13
"The CentraFLOW Impact"



Q3 YTD 12
Q3 YTD 13
+7%
+32%
+17%
+13%
+22%
+46%
+33%
+7%
+29%
+49%
+43%
+22%
Korea
China
India
U.S.
M East
Spain
Lat Amer
Japan
Germany
France
Italy
U.K.
20% Global ICL Procedure Growth
EMEA +31%, Europe +35%
APAC +16%
NA +13%

Visian ICL Units Increase in All 12 Target Markets

STAAR SURGICAL

Market Introduction of the V5 Preloaded ICL Rapid Cadence of New Products 14 • V5 - Preloaded ICL with Enhanced Optics – Saves Procedure Time – Learning Curve Shortened – More Consistent Delivery • Enhanced Optic Design to Increase U seful O ptical Z one to Benefit P atients with Larger Pupils • Expected CE Market Approval Q1 2014

V6 ICL Next in Line (V6a ICL) Rapid Cadence of New Products • Differentiates ICL for Myopic P atients N earing Age 40 Who Will Need Near & Intermediate Adds – Approximately 30% of Population Myopic • Goal To Add Near - Vision Enhancement Capability – Treats the Early Onset and Progression of Presbyopia – Adds 1.0 to 2.0 Diopters of Near While Providing Good Intermediate • Increases ICL’s Advantages over LASIK – LASIK Today Can’t Offer Near Enhancement Feature, Patients Understand • Should Drive Adoption Further Down the Myopic Diopter Curve where Greater Opportunity Exists • Target Availability in EU: late 2014 to early 2015 15 Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

V6 ICL Next in Line (V6b ICL)

Rapid Cadence of New Products



- Targets <u>New Market</u>: Presbyopic Patients Age 40 and Above
  - Solution to the Need for Permanent Near & Intermediate Vision Enhancement
  - 100% of Population over Approximately Age 50 Affected (Estimated 1.8 Billion Are Challenged with Presbyopia, 3.6 Billion Eyes)
- Goal To Treat Presbyopia While Maintaining Natural Lens
  - Option of Early Cataract Procedure Not Well Accepted
- Expands the Market for ICL to Potentially the "Most Exciting Segment of Vision Correction"
  - The "Holy Grail" Opportunity
- Clinical Trials Likely Needed to Increase the Approved Age Range
- No Estimated Date to Market as of Yet

Source: The Global Presbyopia Surgery Market by Market Scope October 2013.

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STAAR SURGICAL

Expanded Market Opportunities Regulatory Submissions • FDA Toric ICL Submission – Ophthalmic Device Panel Meeting February 14 to Review TICL • CentraFLOW Submissions – Recent Approvals in Korea, India and Argentina – China Submission - Approval B elieved on Track for Q2 2014 – Japan Submission - Approval B elieved on Track for 1H 2014 – U.S. Submission - Working on Clinical Protocol • Positive Meeting with FDA on 12/12/13 • Will Continue to Work with Agency 17

Expanded Market Opportunities FDA TICL Clinical Data • Post - op 77% of Eyes UCVA Equal to or Better than P re - op BCVA • Post - op 47% of Eyes UCVA BETTER THAN P re - op BCVA – 47% of Eyes with the Visian TICL Saw B etter than They EVER HAVE with Glasses or Contacts • Best Uncorrected Visual Acuity (UCVA) 18

Expanded Market Opportunities TICL Opportunity in U.S. • According to Market Scope: – 29.3% of U.S. Population H ave M yopia & 17.4% Astigmatic > 1.0 Diopter – 623,700 Laser R efractive P rocedures P erformed in 2012 • Over 100,000 of these Procedures Patients >1.0D of Astigmatism • TICL Experience in Other M arkets where MICL Approved F irst – Rate of ICL Growth I ncreases as a result of the TICL “Halo Effect” on ICLs • In markets Where B oth ICL and TICL Available: – Approximately 50% of Revenue and 40% of Units are TICL, Europe higher • Direct Pricing Model Suggests an Additional $200 for TICL • Potential TICL Approval I mpact to U.S. Market – Assuming U.S. Follows Patterns of other Markets Total ICL Sales S hould D ouble in First Y ear of Launch – How much Actual P ent Up Demand in the Market 19 Source: Global Refractive Surgery Market by Market Scope January 2013.

Consumer Education and Awareness

Social Media Marketing

- Patient Leads Generated from 'Doc Finder' Increasing
  - 68% Contacted by Surgeon's Practice (Working to Improve Follow Up)
  - From Those Contacts: 62% Received ICL, 10% Received LASIK
- New Websites for China, Japan and Middle East
- Key Social Media Data for Q4 2013

Social Media Sites	Q4 vs. Q3	Q4 13 vs. Q4 12
Visianinfo Website Visits	+75%	+174%
Video Views	+223%	+182%
Doc Finder Leads	+39%	+131%
Twitter	+31%	+109%
Facebook	+30%	+150%


ICL



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STAAR

• 240 Screens for a Three M onth P eriod throughout Korea. 21 Social Media Marketing (Movie Theater Ads in Korea) Consumer Education and Awareness

The ICL Technology Era Beginning? 22 • RK: Started in 1978, Peaked in 1994 • PRK: Started in 1984, Peaked in 2006 • LASIK: Started in 1989, has LASIK Peaked?? – Big Guys Heavily Invested – LASIK Procedures Losing Share in Major Markets • Visian ICL: – 400,000 ICLs Implanted World W ide – Gaining Share in Major Markets – Rapid Cadence of New Products – “ The Moment of the ICL ” Source: The Global Refractive Surgery Market by Market Scope January 2013. Glasses Contacts RK PRK LASIK ICL

• 21.9M IOLs Implanted in 2013 ( 26.1M 2018) • The Big Three Hold ≈70% Market Share – Novartis (Alcon), Abbott (AMO), Valeant (B&L) • STAAR Strategy – Focused on Only the Higher Margin Premium IOLs – Focused Only in Markets that Generate a Fair Profit Large & Growing Market Tough Competitive Landscape 23 Source : The Global IOL Market by Market Scope May 2013 Cataract IOL

New IOL Products

Growth Despite Supply and Currency Headwinds

- 9 Month YTD Sales $17.5M, 3% Growth in CC
  - (9%) USD YoY, >50% sales in Japan
- Acceptance of the KS-IOLs Has Increased
- Supply from 3rd Party Has Limited Our Growth:
  - Approximately $800k in Backorders from European Customers at End of Q3
  - Forced to reduce commercialization efforts in Japan and China
  - Supply Expected to Improve Q4 and 2014
- Introduced nanoFLEX Toric IOL to Europe during Q2






Preloaded Acrylic IOL System
KS-SP
Simple step
Full spec IOL
STAAR



24

STAAR

YTD Key Financial Results 25 Measure YTD 2013 YTD 2012 Change Revenue $53,271 $47,316 +$5,955/+13% Gross Profit $37,322 $33,122 +$4,210/+13% Gross Profit Margin 70.1% 70.0% +10bps Operating Expenses $35,381 $33,098 +$2,283/+7% Income Before Taxes $ 2,162 $ 430 +$1,732 Income Taxes $ 888 $ 779 $ (109) Net Income $ 1,274 $ (349) +$1,623 Net Income per Diluted Share $0.03 $ (0.01) +$0.04 2013 GAAP ($000’s ) First Nine Months

YTD Key Financial Results Non - GAAP Measures First Nine Months ($000’s) 26 Measure YTD 2013 YTD 2012 GAAP Net Income (loss) $1,274 $(349) Mfg. Consolidation Expenses $2,004 $1,980 Spain Distribution Transition Cost $442 $569 Foreign Currency Impact $38 $(9) Adjustment of Warrant Value $ (27) $(217) Stock - based Compensation Expense $2,924 $2,317 Adjusted Net Income $6,665 $4,291 Net Adjusted Income Per Share $0.17 $0.12

STAAR Balance Sheet Strong and Improving • Profitable and Generating Cash – $23.4M in Cash as of end of Q3 – $3.1M Cash Generated from Operations during Q3 • Working L ine of C redit in Japan at 1.4% Interest Rate • $122M in NOLs (Worth $ 1.00/share) • 39.8M Diluted Shares Outstanding – 700k Warrants at $4.00 27

• Consolidate Four Manufacturing Operations (Japan , U.S., Switzerland) to One E xisting U.S. Facility in Monrovia • 3 + Years to Complete at a Cost of $6.2M – Spent $3.7M in 2011/2012 – Spend $ 2.0M YTD 2013, $260k Planned Q4 – Approximately $240k Planned for 2014 to Complete • Complete Manufacturing Consolidation by the H1 of 2014 – Japan Moved in 2012, Switzerland by Mid - 2014 • Upon Completion, Anticipate GM nearing 80% & Tax Rate Approximately 10% – Allows Use of $122M of NOLs in the U.S. 28 Manufacturing Consolidation Project Comet

29 Metric 2014 Analyst Ests * If $90M If $100M Revenue $ 83.9 $90.0 $100.0 Gross Margin % 73.8% 78.5% 80% Gross Margin $ $ 60.8 $ 70.6 $ 80.0 Operating Exps. $ 49.8 $ 48.5 $ 50.0 Operating Inc. $ $ 11.0 $ 22.1 $ 30.0 Operating Inc. % 13.1% 25% 30% Net Income $ $ 9.6 $ 20.0 $ 27.0 Net Income % 11.4% 22% 27% EPS $0.28 $0.52 $ 0.71 * Providing a nalyst e stimates a s of 10/31/13 d oes n ot c onstitute e ndorsement. (In Millions Except EPS) Post Comet Operating Model Potential

Solid Start to 2013 9 Month YTD Growth • Revenue Growth of 13% / 18% in Constant Currency – Visian ICL Growth of 24% – IOL Growth of 3% in Constant Currency (USD 9% Decline) • Gross Margin 70.1%, 72.7 % GM Without N egative I mpacts – Negative Impact from Yen V aluation and Low Margin Injectors 260 bps • Cash Position at the end of the Quarter Was $23.4 Million – Despite Investments, $3.1 Million Generated from Operations during Q3 • GAAP Net Income $1.3M / $1.6M Improvement • Non - GAAP Adjusted Net Income $0.17 per vs. $0.12 Per S hare 30

• Expanded ICL with CentraFLOW approvals to APAC markets: – Korea, India, China & Japan • Commercialization of Preloaded ICL early 14 • FDA Panel Meeting for TICL on February 14 • P&L Contribution from Consolidation Benefits 2H • Introduction of V6a to EU late 14/early 15 31 Key Drivers for Growth Upcoming STAAR Catalysts

32 Visian ICL, Fastest Growing Refractive Technology in the World January 2014 NASDAQ : STAA